SCHEDULE 14C INFORMATION

                 INFORMATION STATEMENT PURSUANT TO SECTION 14(C)
           OF THE SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.    )


Check  the  appropriate  box:

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          14c-5(d)(2))
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                               ANZA CAPITAL, INC.
                  (Name of Registrant as Specified in Charter)


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
                               ANZA CAPITAL, INC.
                         3200 BRISTOL STREET, SUITE 700
                              COSTA MESA, CA  92626

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 11, 2003

TO  OUR  SHAREHOLDERS:

     You are cordially invited to attend the Annual Meeting of the Shareholders of Anza Capital, Inc. (the "Company") to be held on April 11, 2003 at 10:00 AM, Pacific Standard Time, at the New York-New York Hotel and Casino, 3790 Las Vegas Boulevard South, Las Vegas, Nevada 89109, to consider and act upon the following proposals, as described in the accompanying Information Statement:

     1. To elect four (4) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

     2. To amend the Articles of Incorporation of the Company to effectuate a one (1) for twenty (20) reverse stock split of the Company's issued and outstanding common stock;

     3. To amend the Articles of Incorporation of the Company to increase the authorized preferred stock to 2,500,000 shares;

     4. To adopt Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;

     5.   To  approve  the  Anza  Capital,  Inc.  2003  Omnibus Securities Plan;

     6.   To  approve  the  Second  Restated  Bylaws  of  Anza  Capital,  Inc.;

     7. To ratify the appointment of McKennon Wilson & Morgan LLP, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending April 30, 2003;

     8. To ratify the recent restructuring transactions involving preferred stockholders and debtholders;

     9.   To  ratify  the  Company's  stock  repurchase  plan;

     10.  To  ratify  the  Company's  acquisition  strategy;  and

     11. To transact such other business as may properly come before the meeting or any adjournments thereof.

     The foregoing items of business are more fully described in the Information Statement accompanying this Notice. The Board of Directors has fixed the close of business on March 5, 2003, as the record date for Shareholders entitled to notice of and to vote at this meeting and any adjournments thereof.

                                        By  Order  of  the  Board  of  Directors


                                        /s/ Vincent Rinehart
                                        ----------------------------------------
                                        Vincent  Rinehart,  President

March  18,  2003
Costa  Mesa,  California

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY

                              INFORMATION STATEMENT

                                  INTRODUCTION

     This information statement is being mailed or otherwise furnished to stockholders of Anza Capital, Inc., a Nevada corporation (the "Company") in connection with the upcoming annual meeting of its shareholders. This Information Statement is being first sent to stockholders on or about March 19, 2003.

PROPOSALS

     The  following  proposals  are  being  presented  at  the  meeting  (the
"Proposals"):

     1. To elect four (4) directors to serve until the next Annual Meeting of Shareholders and thereafter until their successors are elected and qualified;

     2. To amend the Articles of Incorporation of the Company to effectuate a one (1) for twenty (20) reverse stock split of the Company's issued and outstanding common stock;

     3. To amend the Articles of Incorporation of the Company to increase the authorized preferred stock to 2,500,000 shares;

     4. To adopt Restated Articles of Incorporation for the purpose of consolidating previous amendments to the Company's Articles of Incorporation;

     5.   To  approve  the  Anza  Capital,  Inc.  2003  Omnibus Securities Plan;

     6.   To  approve  the  Second  Restated  Bylaws  of  Anza  Capital,  Inc.;

     7. To ratify the appointment of McKennon Wilson & Morgan LLP, Certified Public Accountants, as independent auditors of the Company for the fiscal year ending April 30, 2003;

     8. To ratify the recent restructuring transactions involving preferred stockholders and debtholders;

     9.   To  ratify  the  Company's  stock  repurchase  plan;

     10.  To  ratify  the  Company's  acquisition  strategy;  and

     11. To transact such other business as may properly come before the meeting or any adjournments thereof.

VOTE  REQUIRED

     The vote which is required to approve the above Proposals is the affirmative vote of the holders of a majority of the Company's voting stock. Each holder of common stock is entitled to one (1) vote for each share held. The holders of Series A and Series C Convertible Preferred Stock do not have any voting rights.

     The record date for purposes of determining the number of outstanding shares of voting stock of the Company, and for determining stockholders entitled to vote, is the close of business on March 5, 2003 (the "Record Date"). The
Board of Directors of the Company adopted the resolution approving and recommending each of the Proposals on February 28, 2003. As of the Record Date, the Company had outstanding 96,597,900 shares of common stock, 434,554 shares of Series A Convertible Preferred Stock, and 8,201.5 shares of Series C Convertible Preferred Stock. Holders of the shares have no preemptive rights. All outstanding shares are fully paid and nonassessable. The transfer agent for the common stock is Securities Transfer Corporation, 2591 Dallas Parkway, Suite 102, Frisco, Texas 95034, telephone (469) 633-0101.

VOTE  OBTAINED  -  SECTION  78.320  NEVADA  REVISED  STATUTES

     Section 78.320 of the Nevada Revised Statutes (the "Nevada Law") provides that the written consent of the holders of the outstanding shares of voting stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. Pursuant to Section 78.390 of the Nevada Revised Statutes, a majority of the outstanding voting shares of stock entitled to vote thereon is required in order to amend the Articles of Incorporation. In order to eliminate the costs and management time involved in obtaining proxies and in order to effect the Proposals as early as possible in order to accomplish the purposes of the Company as hereafter described, the Board of Directors of the Company voted to utilize, and did in fact obtain, the written consent of the holders of a majority of the voting power of the Company.

     Pursuant to Section 78.370 of the Nevada Revised Statutes, the Company is required to provide prompt notice of the taking of the corporate action without a meeting to the stockholders of record who have not consented in writing to such action. This Information Statement is intended to provide such notice. No dissenters' or appraisal rights under the Nevada Law are afforded to the Company's stockholders as a result of the approval of the Proposals.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

     Directors are elected by the shareholders at each annual meeting to hold office until their respective successors are elected and qualified, and need not be shareholders of the Company or residents of the State of Nevada. Directors may receive compensation for their services as determined by the Board of Directors. See "Compensation of Directors." The number of Directors shall be set by the Board of Directors. Presently, the Board consists of two (2) members, namely Mr. Vincent Rinehart and Mr. Scott A. Presta. All of the above-mentioned directors have chosen to stand for re-election and have been nominated for re-election by the Board. In addition, the Board has nominated Mr. Kenneth Arevalo and Mr. L. Wade Svicarovich for election to the Board.

     The Board of Directors has instructed the President to explore additional candidates to be added to the Board. No candidates have been identified at this time.

     Voting for the election of directors is non-cumulative, which means that a simple majority of the shares voting may elect all of the directors. Each share of common stock is entitled to one (1) vote and, therefore, has a number of votes equal to the number of authorized directors. The outstanding shares of Series A and Series C Convertible Preferred Stock are not entitled to vote.

     Although management of the Company expects that each of the following nominees will be available to serve as a director, in the event that any of them should become unavailable prior to the shareholders meeting, a replacement will be appointed by a majority of the then-existing Board of Directors. Management has no reason to believe that any of its nominees, if elected, will be unavailable to serve. All nominees are expected to serve until the next Annual Meeting of Shareholders or until their successors are duly elected and qualified.

NOMINEES  FOR  ELECTION  AS  DIRECTOR

     The following table sets forth certain information with respect to persons nominated by the Board of Directors of the Company for election as Directors of the Company and who will be elected following the annual shareholders meeting:

Name                     Age  Position(s)
-----------------------  ---  -------------------------------------------------
Vincent Rinehart. . . .   52  Director, President, Chief Executive Officer, and
                              Principal Accounting Officer

Scott A. Presta . . . .   30  Director

Kenneth Arevalo . . . .   33  Director Nominee

L. Wade Svicarovich . .   58  Director Nominee

     VINCENT RINEHART has been a director and the President and Chief Executive Officer of the Company since April 12, 2000, and its Chairman since January 1, 2001. He also serves in the following capacities: Chairman of the Board of AMRES (commencing in 1997); Chief Executive Officer of Firstline Mortgage, Inc., a HUD-approved originator of FHA, VA, and Title 1 loans (commencing in 1985); and Chairman of the Board of Firstline Relocation Services, Inc., a three -office enterprise that provides real estate sales, financing, destination, and departure services to Fortune 500 companies (commencing in 1995). Mr. Rinehart received his B.A. in Business Administration from California State University at Long Beach in 1972.

     SCOTT A. PRESTA has been a director of the Company since April 12, 2000. A former member of the National Association of Securities Dealers, Inc., he was the licensed General Securities Principal of Pacific Coast Financial Services, Inc., ("Pacific Coast"), a brokerage firm in Long Beach, California, from
October of 1993 through November of 1995. Following his tenure with the brokerage firm, Mr. Presta formed a series of companies that were involved in the real estate and oil and gas industries, one of which, Titus, was acquired by the Company. Mr. Presta attended California State University Long Beach from 1989 through spring of 1992, when he became employed by Pacific Coast.

     KENNETH AREVALO has been Vice President of American California Bank in San Francisco since 1999, Assistant Vice President at Bank of the Orient in San Francisco the previous two years, and was a credit analyst at the Bank of Oakland from 1996 to 1997. Mr. Arevalo received his bachelor of Arts degree in Economics at St. Mary's College of California. He also attended Pacific Coast Banking School at the University of Washington in Seattle

     L. WADE SVICAROVICH has been the President and CEO of Kimlor Mills since 1993. He previously was Senior Vice President at Springs Industries from 1982 to 1993. Mr. Svicarovich attended Cal State Long Beach and served in the U.S. Army from 1965 to 1969, achieving the rank of Captain.

     To the Company's knowledge, none of the nominees presently serve as directors of public corporations other than Anza Capital, Inc.

COMPENSATION  OF  DIRECTORS

     In November 2002, Scott Presta received 850,000 shares of our common stock for past services as a director and for agreeing to stand for re-election as a director, and Kenneth Arevalo and L. Wade Svicarovich each received 500,000 shares of common stock for agreeing to stand for re-election as a director.
There are currently no agreements with any of the directors, or director nominees for additional compensation, and the Company does not anticipate paying any additional compensation. Directors of the Company are entitled to reimbursement for their travel expenses. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

BOARD  MEETINGS  AND  COMMITTEES

     During the fiscal year ended April 30, 2002, the Board of Directors met on numerous occasions and took written action on numerous other occasions. All the members of the Board attended the meetings. The written actions were by unanimous consent.

     We presently have no executive committee, nominating committee or audit committee of the Board of Directors.

                                  PROPOSAL TWO
                   AMENDMENT TO THE ARTICLES OF INCORPORATION
                  TO EFFECTUATE A 1-FOR-20 REVERSE STOCK SPLIT

GENERAL

     On February 28, 2003, the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Articles of Incorporation to effectuate a one (1) for twenty (20) reverse stock split of the Company's issued and outstanding common stock. The Board of Directors believes that a reverse stock split is in the best interest of the Company and its shareholders in order to increase the Company's stock price so as to position it for a possible listing on a national exchange, and to make available authorized but unissued common stock which may be used for raising capital and for acquisitions. On March 5, 2003, the Proposal was approved by written consent of a majority of the Company's stockholders.

AMENDMENT  TO  EFFECTUATE  A  1-FOR-20  REVERSE  STOCK  SPLIT

     On February 28, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent, the proposed amendment to Article 5 of the Company's Articles of Incorporation to effectuate a 1-for-20 reverse stock split of the presently issued and outstanding shares of common stock. The Board of Directors has fixed the close of business on March 5, 2003 as the record date for the determination of shareholders who are entitled to give consent and receive this Information Statement. As of the record date, the Company had outstanding 96,597,900 shares of common stock held by approximately 75 shareholders of record. The Board of Directors further elected that any fractional shares created as a result of the reverse stock split would be rounded up to the nearest whole share. After the reverse stock split, there will be approximately 4,829,895 shares of common stock issued and outstanding.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of common stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. The availability of additional authorized but unissued shares will be achieved by effectuating a 1-for-20 reverse stock split of the presently issued and outstanding common stock, without changing the authorized common stock. This step is necessary, in the judgment of the Board of Directors, in order to attract potential new equity capital and carry out the Company's business objectives.

AMENDMENT  TO  INCREASE  THE  AUTHORIZED  PREFERRED  STOCK  TO  2,500,000 SHARES

     On February 28, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article 5 of the Company's Articles of Incorporation to increase the authorized preferred stock from 1,000,000 shares to 2,500,000 shares, par value $0.001 per share, the rights, privileges, and preferences of which would be determined by the Board of Directors, in their sole discretion, from time to time.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of preferred stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. This step is necessary, in the judgment of the Board of Directors, in order to attract potential new equity capital and carry out the Company's business objectives.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately twenty-one
(21) days after this Information Statement has been distributed to the Company's stockholders.

                                 PROPOSAL THREE
                   TO INCREASE THE AUTHORIZED PREFERRED STOCK
                               TO 2,500,000 SHARES

GENERAL

     On February 28, 2003, the Board of Directors approved, subject to stockholder approval, an Amendment to the Company's Articles of Incorporation to increase the authorized preferred stock to 2,500,000 shares. On March 5, 2003, the Proposal was approved by written consent of a majority of the Company's stockholders.

     Following the effectiveness of the restructuring transactions presented in Proposal Eight of this Information Statement, the Company will have outstanding approximately 245,000 shares of preferred stock of all classes, leaving approximately 755,000 shares of preferred stock available for issuance. The Board of Directors believes that it is in the best interest of the Company to increase the authorized preferred stock to 2,500,000 shares in order to have more shares of preferred stock available for raising capital and for completing acquisitions.

AMENDMENT  TO  INCREASE  THE  AUTHORIZED  PREFERRED  STOCK  TO  2,500,000 SHARES

     On February 28, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's common stock for action by written consent the proposed amendment to Article 5 of the Company's Articles of Incorporation to increase the authorized preferred stock from 1,000,000 shares to 2,500,000 shares, par value $0.001 per share, the rights, privileges, and preferences of which would be determined by the Board of Directors, in their sole discretion, from time to time.

     The Board of Directors believes that it is advisable and in the Company's best interests to have available additional authorized but unissued shares of preferred stock in an amount adequate to provide for the Company's future needs. The additional shares will be available for issuance from time to time by the Company in the discretion of the Board of Directors, normally without further stockholder action (except as may be required for a particular transaction by applicable law, requirements of regulatory agencies or by stock exchange rules), for any proper corporate purpose including, among other things, future acquisitions of property or securities of other corporations, stock dividends, stock splits, stock options, convertible debt and equity financing. This step is necessary, in the judgment of the Board of Directors, in order to attract potential new equity capital and carry out the Company's business objectives.

CERTAIN  MATTERS  RELATED  TO  THE  PROPOSAL

     The amendment will become effective upon filing the Amendment to the Company's Articles of Incorporation, anticipated to be approximately twenty-one
(21) days after this Information Statement has been distributed to the Company's stockholders.

                                  PROPOSAL FOUR
                 ADOPTION OF RESTATED ARTICLES OF INCORPORATION

     On February 28, 2003, the Board of Directors approved, subject to stockholder approval, the Restated Articles of Incorporation of Anza Capital, Inc. Following the initial filing of the Company's original Articles of Incorporation. The Company has filed numerous amendments to its Articles of Incorporation, and the reverse stock split and authorized preferred stock discussed herein will be an additional amendment.

     In order to simplify the Company's Articles of Incorporation and the various subsequent amendments, the Board of Directors believes it in the Company's best interest to consolidate the original Articles of Incorporation and the subsequent amendments into a single Restated Articles of Incorporation.

     The Restated Articles will become effective upon their filing, anticipated to be approximately twenty-one (21) days after this Information Statement has been distributed to the Company's stockholders.

                                  PROPOSAL FIVE
         APPROVAL OF THE ANZA CAPITAL, INC. 2003 OMNIBUS SECURITIES PLAN

GENERAL

     On February 28, 2003, the Board of Directors of the Company approved, declared it advisable and in the Company's best interests and directed that there be submitted to the holders of a majority of the Company's voting stock for action by written consent, the Anza Capital, Inc. 2003 Omnibus Securities Plan (the "2003 Securities Plan"). On March 5, 2003, the Proposal was approved by written consent of a majority of the Company's stockholders.

PURPOSE

     The purpose of the 2003 Securities Plan is to promote the interests of the Company (including its subsidiaries) and its stockholders by using investment interests in the Company to attract, retain and motivate its management and other persons, including officers, directors, key employees and certain consultants, to encourage and reward such persons' contributions to the performance of the Company and to align their interests with the interests of the Company's stockholders. In furtherance of this purpose, the 2003 Securities Plan authorizes the granting of the following types of stock-based awards (each, an "Award"):

     - stock options (including incentive stock options and non-qualified stock options);
     -    restricted  stock  awards;
     -    unrestricted  stock  awards;  and
     -    performance  stock  awards.

Each  of  these  types  of  Awards  is  described  below  under  "Awards."

ELIGIBILITY

     Key employees (including employees who are also directors or officers), directors and certain consultants of the Company or any subsidiary are eligible to be granted Awards under the 2003 Securities Plan at the discretion of the Board of Directors. In determining the eligibility of any person, as well as in determining the number of shares to be covered by an Award and the type or types of Awards to be made, the Board of Directors may consider:

     - the position, relationship, responsibilities and importance of the person to the Company; and
     -    such  other  factors  as  the  Board  of  Directors  deems  relevant.

Selected  consultants  may  participate  in  the  2003  Securities  Plan  if:

     - the consultant renders bona fide services to the Company or one of its subsidiaries;
     - the services rendered by the consultant are not in connection with the offer or sale of securities in a capital-raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and
     - the consultant is a natural person who has contracted directly with the Company or a subsidiary of the Company to render such services.

ADMINISTRATION

     The 2003 Securities Plan currently is administered by the Board of Directors. In the future, the Board of Directors may form a Compensation Committee to administer the 2003 Securities Plan. Any Compensation Committee must be comprised of at least two non-employee directors. If a Compensation Committee is formed to administer the 2003 Securities Plan, the Board of Directors will delegate to the Compensation Committee full authority, in its discretion, to:

     -    select  the  persons  to  whom  Awards  will  be  granted  (each  a
          "Participant");
     -    grant  Awards  under  the  2003  Securities  Plan;
     -    determine  the  number  of  shares  to  be  covered  by  each  Award;
     -    determine  the  nature, amount, pricing, timing and other terms of the
          Award;
     -    interpret,  construe  and  implement  the  provisions  of  the  2003
          Securities Plan (including the authority to adopt rules and regulations for carrying out the purposes of the plan); and
     -    terminate,  modify  or  amend  the  2003  Securities  Plan.

     The 2003 Securities Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974.

SHARES  SUBJECT  TO  THE  PLAN

     A total of 750,000 shares of Common Stock (subject to adjustment as described below) are reserved for issuance under the 2003 Securities Plan. Shares of common stock issued under the 2003 Securities Plan may be authorized but unissued shares, or shares reacquired by the Company, including shares purchased on the open market. The unexercised, unearned or yet-to-be acquired portions of any Award that expire, terminate or are canceled, and shares of common stock issued pursuant to Awards under the 2003 Securities Plan that are reacquired by the Company pursuant to the terms under which such shares were issued, will again become available for the grant of further Awards.

     ADJUSTMENT. In general, the aggregate number of shares as to which Awards may be granted to Participants under the 2003 Securities Plan, the number and kind of shares thereof covered by each outstanding Award, and/or the price per share thereof in each such Award will, upon a determination of the Board of Directors, all be proportionately adjusted for any increase or decrease in the number of issued shares of common stock resulting from an increase, decrease or exchange in the outstanding shares of common stock or additional shares or new or different shares are distributed in respect of such shares of common stock, through merger, consolidation, sale or exchange of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, spin-off or other distribution with respect to such shares. On May 1 of each year, the number of shares in the 2003 Securities Plan shall automatically be adjusted to an amount equal to ten percent (10%) of the outstanding stock of the Company on April 30 of the immediately preceding year.

     Fractional interests will not be issued upon any adjustments made by the Board or Directors; however, the committee may, in its discretion, make a cash payment in lieu of any fractional shares of common stock issuable as a result of such adjustments.

AWARDS

     STOCK OPTIONS. Under the 2003 Securities Plan, the Board of Directors may grant either incentive stock options or nonqualified stock options. Incentive stock options and non-qualified stock options may be granted for such number of shares of common stock as the Board of Directors determines.

     The exercise price for each stock option is determined by the Board of Directors. Stock options must have an exercise price of at least 85% (100% in the case of incentive stock options, or at least 110% in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock) of the fair market value of the common stock on the date the stock option is granted. Under the 2003 Securities Plan, fair market value of the common stock for a particular date is generally the average of the closing bid and asked prices per share for the stock as quoted on the OTC Bulletin Board on such date.

     No stock option may be exercised after the expiration of ten years from the date of grant (or five years in the case of incentive stock options granted to certain employees owning more than 10% of the outstanding voting stock). Pursuant to the 2003 Securities Plan, the aggregate fair market value of the common stock, for which one or more incentive stock options granted to any participant may for the first time become exercisable as incentive stock options under the federal tax laws during anyone calendar year shall not exceed $100,000.

     A stock option may be exercised in whole or in part according to the terms of the applicable stock option agreement by delivery of written notice of exercise to the Company specifying the number of shares to be purchased. The exercise price for each stock option may be paid by the Participant in cash or by such other means as the Board of Directors may authorize. Fractional shares are not to be issued upon exercise of a stock option. The Board of Directors may grant reload stock options in tandem with stock options that provide for an automatic grant of a stock option in the event a participant pays the exercise price of a stock option by delivery of common stock.

     The Board of Directors may, in its discretion, at any time after the grant of a stock option, accelerate vesting of such option, as a whole or in part, by increasing the number of shares then purchasable. However, the Board of Directors may not increase the total number of shares subject to an option.

     Subject  to  the  foregoing and the other provisions of the 2003 Securities
Plan, stock options may be exercised at such times and in such amounts and be subject to such restrictions and other terms and conditions, if any, as determined by the Board of Directors.

     RESTRICTED STOCK. Restricted stock may be awarded by the Board of Directors subject to such terms, conditions and restrictions as it deems appropriate. Restrictions may include limitations on voting rights and transferability of the shares, restrictions based on the duration of employment or engagement with the Company, and Company or individual performance. Restricted stock may not be sold or encumbered until all restrictions expire or are terminated. In this regard, the Secretary of the Company or such other escrow holder as the Board of Directors may appoint shall retain physical custody of each certificate representing restricted stock until all restrictions imposed under the applicable Award Agreement shall expire or be removed.

     The Board of Directors may require the Participant to pay the Company an amount at least equal to the par value of the common stock awarded to the Participant. Subject to any limitations imposed by the applicable Award
Agreement, from the date a Participant becomes the holder of record of restricted stock, the Participant has all the rights of a stockholder with respect to such shares, including the right to vote the shares and to receive all dividends and other distributions paid with respect to the shares.

     The 2003 Securities Plan provides that to the extent the Board of Directors elects to grant an Award of restricted stock, the Award Agreement applicable thereto shall, except in certain specified situations, provide the Company with the right to repurchase the restricted stock then subject to restrictions immediately upon a termination of employment or engagement for any reason whatsoever at a cash price per share equal to the price paid by the Participant for the restricted stock.

     UNRESTRICTED STOCK. The Board of Directors may, in its discretion, grant an Award of unrestricted stock to any eligible Participant, pursuant to which such Participant may receive shares of Common Stock free of any vesting restrictions under the 2003 Securities Plan. The Board of Directors may also sell shares of unrestricted stock to eligible Participants at a purchase price determined in its discretion. Unrestricted stock may be granted or sold in respect of past services or other valid consideration, or in lieu of any cash compensation due to such individual.

     PERFORMANCE STOCK AWARDS. The Board of Directors may make performance stock awards under the 2002 Securities Plan based upon terms it deems appropriate. The Board of Directors may make performance stock awards independent of or in connection with the granting of any other Award under the 2003 Securities Plan. The Board of Directors shall determine whether and to whom performance stock awards shall be made, the performance criteria applicable under each such Award, the periods during which performance is to be measured, and all other limitations and conditions applicable to the awarded shares. The Board of Directors may utilize any of the following performance criteria when granting performance stock awards:

     -    net  income;
     -    pre-tax  income;
     -    operating  income;
     -    cash  flow;

     -    earnings  per  share;
     -    return  on  equity;
     -    return  on  invested  capital  or  assets;
     -    cost  reductions  or  savings;
     -    funds  from  operations;
     -    appreciation  in  the  fair  market  value  of  the  common  stock;
     - earnings before anyone or more of the following: interest, taxes, depreciation or amortization; and
     -    such  other  criteria  deemed  appropriate  by the Board of Directors.

     The Participant receiving a performance stock award shall have the rights of a stockholder only as to shares actually received by the Participant and not with respect to shares subject to the Award but not actually received. At any time prior to the Participant's termination of employment (or other business relationship) by the Company, the Board of Directors may, in its discretion, accelerate, waive or, subject to the other provisions of the 2003 Securities Plan, amend any and all performance criteria specified under any performance stock award.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The following is a brief summary of the principal federal income tax consequences of the grant and exercise of Awards under present law. This summary is not intended to be exhaustive and does not describe foreign, state or local tax consequences. Recipients of Awards are advised to consult their personal tax advisors with regard to all tax consequences arising with respect to the Awards.

     TAX WITHHOLDING. If a distribution is made under this 2003 Securities Plan in cash, the Company will withhold taxes as required by law. If an Award is satisfied in the form of shares of the common stock, then no shares may be issued unless and until arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations applicable with respect to such Award.

     DEDUCTIBILITY OF AWARDS. Company deductions for Awards granted under the 2003 Securities Plan are limited by Section 162(m) of the Internal Revenue Code of 1986 (the "Code") which generally limits the Company's deduction for non-performance based compensation to $1.0 million per year for the Company's CEO and its other four (4) most highly compensated officers. The Company has not paid any compensation to any executive officers that was not deductible by reason of the prohibition of Section 162(m).

     INCENTIVE STOCK OPTIONS. Pursuant to the 2003 Securities Plan, employees may be granted stock options that are intended to qualify as "incentive stock options" under the provisions of Section 422 of the Code. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of an incentive stock option or, generally, at the time of exercise of an incentive stock option. The exercise of an incentive stock option generally will result in an increase in an optionee's taxable income for alternative minimum tax purposes.

     If an optionee exercises an incentive stock option and does not dispose of the shares received in a subsequent "disqualifying disposition" (generally, a sale, gift or other transfer within two years after the date of grant of the incentive stock option or within one year after the shares are transferred to the optionee), upon disposition of the shares any amount realized in excess of the optionee's tax basis in the shares disposed of will be treated as a long-term capital gain, and any loss will be treated as a long-term capital loss. In the event of a disqualifying disposition, the difference between the fair market value of the shares received on the date of exercise and the exercise price (limited, in the case of a taxable sale or exchange, to the excess of the amount realized upon disposition over the optionee's tax basis in the shares) will be treated as compensation received by the optionee in the year of disposition. Any additional gain will be taxable as a capital gain and any loss as a capital loss, which will be long-term or short-term, depending on the length of time the optionee held the shares.

     If the exercise price of an incentive stock option is paid in whole or in part with shares of common stock, no income gain or loss generally will be recognized by the optionee with respect to the shares of common stock paid as the exercise price. However, if such shares of common stock were received upon the exercise of an incentive stock option, the use of those shares as payment of the exercise price will be considered a disposition for purposes of determining whether there has been a disqualifying disposition of those shares.

     Neither the Company nor any of its subsidiaries will be entitled to a deduction with respect to shares received by an optionee upon exercise of an incentive stock option and not disposed of in a disqualifying disposition. If an amount is treated as compensation received by an optionee because of a disqualifying disposition, the Company or one of its subsidiaries generally will be entitled to a corresponding deduction in the same amount for compensation paid.

     NON-QUALIFIED STOCK OPTIONS. An optionee will not recognize any taxable income for federal income tax purposes upon receipt of a non-qualified stock option. Upon the exercise of a non-qualified stock option the amount by which the fair market value of the shares received, determined as of the date of exercise, exceeds the exercise price, the stock option will be treated as compensation received by the optionee in the year of exercise. If the exercise price of a non-qualified stock option is paid in whole or in part with shares of common stock, (i) no income, gain or loss will be recognized by the optionee on the receipt of shares equal in value on the date of exercise to the shares delivered in payment of the exercise price, and (ii) no income, gain or loss will be recognized by the optionee with respect to the shares of common stock paid as the exercise price of the option. The fair market value of the remainder of the shares received upon exercise of the non-qualified stock option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, will be treated as compensation income received by the optionee on the date of exercise of the stock option. The Company or one of its subsidiaries, generally will be entitled to a deduction for compensation paid in the same amount treated as compensation received by the optionee.

     RELOAD OPTION RIGHTS. An optionee should not recognize any taxable income for federal income tax purposes upon receipt of reload option rights, and a reload option should be treated as a non-qualified stock option.

     RESTRICTED STOCK. A recipient of restricted stock will not recognize any taxable income for federal income tax purposes in the year of the Award, provided the shares are subject to restrictions (that is, they are non-transferable and subject to a substantial risk of forfeiture). However, the recipient may elect under Section 83(b) of the Code to recognize compensation income in the year of the Award in an amount equal to the fair market value of the shares on the date of the Award (less the amount paid by the recipient for such shares), determined without regard to the restrictions. If the recipient does not make a Section 83(b) election, the fair market value of the shares on the date the restrictions lapse (less the amount paid by the recipient for such shares) will be treated as compensation income to the recipient and will be taxable in the year the restrictions lapse. The Company or one of its subsidiaries generally will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     UNRESTRICTED STOCK. Any shares of common stock received pursuant to an Award of unrestricted stock will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares. In each case, the amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized (less the amount, if any, paid by the recipient for such shares). The Company or one of its subsidiaries, generally, will be entitled to a corresponding deduction in the same amount for compensation paid.

     PERFORMANCE STOCK AWARDS. A recipient of a performance stock award will not recognize any taxable income for federal income tax purposes upon receipt of the Award. Any shares of common stock received pursuant to the Award will be treated as compensation income received by the recipient, generally, in the year in which the recipient receives such shares of common stock. The amount of compensation income will equal the fair market value of the shares of common stock on the date compensation income is recognized. The Company or one of its subsidiaries, generally, will be entitled to a deduction for compensation paid in the same amount treated as compensation income to the recipient.

     OTHER TAX MATTERS. The exercise by a recipient of a stock option, the lapse of restrictions on restricted stock, or the deemed earnout of performance stock awards following the occurrence of a change in control, in certain circumstances, may result in:

     - a 20% federal excise tax (in addition to federal income tax) to the recipient on certain payments of common stock or cash resulting from such exercise or deemed earnout of performance stock awards or, in the case of restricted stock, on all or a portion of the fair market value of the shares on the date the restrictions lapse; and

     - the loss of a compensation deduction which would otherwise be allowable to the Company or one of its subsidiaries as explained above.

GRANTS  UNDER  THE  2003  SECURITIES  PLAN

     As of the date of this Information Statement, no employee has been granted Options or Shares under the Plan.

                                  PROPOSAL SIX
                       ADOPTION OF SECOND RESTATED BYLAWS

     On February 28, 2003, the Board of Directors approved, subject to stockholder approval, the Second Restated Bylaws of Anza Capital, Inc. In order to simplify the Company's Bylaws and subsequent amendments, including changing the name of the Bylaws to correspond with the Company's current name, the Board of Directors believes it in the Company's best interest to adopt the Second Restated Bylaws of Anza Capital, Inc.

     There  are  five  material  changes  made  by  the  Second Restated Bylaws:

     - The existing bylaws of the Company are known as the Amended and Restated Bylaws of E-Net Financial.com Corporation. The Second
          Restated  Bylaws  are  known  as  the  Second  Restated Bylaws of Anza
          Capital,  Inc.  to  correspond  to  the  name  of  the  Company.

     - The existing bylaws of the Company provide that the number of directors shall be set from time to time by the Board of Directors. The Board of Directors believes it is in the best interest of the Company and its shareholders to fix the number of directors. The Second Restated Bylaws of Anza Capital, Inc. provide that the Board of Directors shall consist of at least one (1) but not more than nine (9) directors.

     - The existing bylaws of the Company state that cumulative voting shall be allowed for the election of directors. The Articles of Incorporation of the Company, as amended, expressly state that cumulative voting is not allowed. Thus, the existing bylaws are not consistent with the Company's Articles of Incorporation, as amended. The Second Restated Bylaws of Anza Capital, Inc. do not provide for cumulative voting.

     - The existing bylaws of the Company provide that a special meeting of shareholders may be called by shareholders holding at least thirty three percent (33%) of the outstanding stock of the Company. The Board of Directors believes it is in the best interest of the Company and its shareholders to reduce this percentage to ten percent (10%). The Second Restated Bylaws of Anza Capital provide that a special meeting of shareholders may be called by shareholders holding at least ten percent (10%) of the outstanding stock of the Company.

     - The existing bylaws of the Company provide that any provision in the bylaws can be amended by the Board of Directors, without further shareholder approval. The Board of Directors of the Company believes it is in the best interest of the Company and its shareholders to provide that the number of directors may not be changed without shareholder approval. The Second Restated Bylaws of Anza Capital, Inc. provide that the bylaws may be amended by the Board of Directors, other than an amendment to the bylaws changing the authorized number of directors.

     The Second Restated Bylaws will become effective upon their execution, anticipated to be approximately twenty-one (21) days after this Information Statement has been distributed to the Company's stockholders.

                                 PROPOSAL SEVEN
                           RATIFICATION OF APPOINTMENT
                             OF INDEPENDENT AUDITORS

     The Board of Directors has appointed McKennon Wilson & Morgan LLP, independent auditors, to audit the consolidated financial statements of the Company for the fiscal year ending April 30, 2003,and seeks ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its appointment.

     Representatives of McKennon Wilson & Morgan LLP are expected to be present at the annual meeting, will have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions.

AUDIT  FEES

     During the fiscal year ended April 30, 2002, McKennon Wilson & Morgan LLP billed the Company approximately $75,500 in fees for professional services. Of this amount, $48,000 was for performing the audits of the Company's annual financial statements, which include the stand-alone financial statements of American Residential Funding, Inc. filed with the Department of Housing and Urban Development ("HUD"), as well as various state regulatory bodies, $17,000 was for reviewing the Company's quarterly financial statements included in its quarterly reports on Form 10-QSB for the fiscal year then ended, and $4,000 for services responding to inquiries of regulatory bodies.

FINANCIAL  INFORMATION  SYSTEMS  DESIGN  AND  IMPLEMENTATION  FEES

     During the fiscal year ended April 30, 2002, the Company did not engage McKennon Wilson & Morgan LLP to provide advice regarding financial information systems design and implementation.

ALL  OTHER  FEES

     During the fiscal year ended April 30, 2002, McKennon Wilson & Morgan LLP billed the Company approximately $6,500 for professional services related to preparation of income tax returns.

     The Company does not have an audit committee, however, the Company's Board of Directors has considered whether the services provided by McKennon Wilson & Morgan LLP in connection with the other fees is compatible with maintaining the independence of McKennon Wilson & Morgan LLP.

                                 PROPOSAL EIGHT
                RATIFICATION OF RECENT RESTRUCTURING TRANSACTIONS
                INVOLVING PREFERRED STOCKHOLDERS AND DEBTHOLDERS

     The Board of Directors has authorized and approved a series of transactions, which were undertaken as part of a plan of restructuring the Company, so as to better position it for growth and acquisitions, and seeks ratification of such approvals. In each transaction with the Series A and Series C preferred stockholders, the stockholders exchanged their preferred stock for a new class of preferred stock that the Board of Directors believed was less burdensome to the Company, primarily because of its more favorable conversion provisions. In the transaction involving the exchange of debt, the Company was able to materially reduce its debt load. These transactions, in connection with the other restructuring proposals presented herein, are believed by management to position the Company for increased liquidity in its common stock, which will allow the Company to more easily raise capital and engage in acquisitions. The transactions presented for ratification are:

          (a) Stock Exchange Agreement dated February 28, 2003, by and between Anza Capital, Inc. and Keyway Investments, Ltd. Under the terms of the agreement, Keyway exchanged 4,006 shares of Series C Convertible Preferred Stock for (i) 8,181,491 shares of common stock, (ii) 2,003 shares of newly created Series D Convertible Preferred Stock, and (iii) warrants to acquire 183,168 shares of common stock, exercisable for a period of five years, with each one-third at an exercise price of $0.50, $0.75, and $0.90 per share, respectively.

          (b) Stock Exchange Agreement dated February 28, 2003 by and between Anza Capital, Inc. and EURAM Cap Strat. "A" Fund Limited. Under the terms of the Agreement, EURAM exchanged 4,051 shares of Series C Convertible Preferred Stock for (i) 8,273,395 shares of common stock, (ii) 2,025.5 shares of newly created Series D Convertible Preferred Stock, and (iii) warrants to acquire 185,226 shares of common stock, exercisable for a period of five years, with each one-third at an exercise price of $0.50, $0.75, and $0.90 per share, respectively.

          (c) Stock Exchange Agreement dated February 28, 2003 by and between Anza Capital, Inc. and The dotCom Fund, LLC. Under the terms of the agreement, dotCom Fund exchanged 2,195 shares of Series C Convertible Preferred Stock for (i) 4,482,869 shares of Common Stock, (ii) 1,097.5 shares of newly created Series D Convertible Preferred Stock, and (iii) warrants to acquire
100,362 shares of common stock, exercisable for a period of five years, with each one-third at an exercise price of $0.50, $0.75, and $0.90 per share, respectively.

          (d) Stock Exchange Agreement dated February 28, 2003 by and between Anza Capital, Inc. and Cranshire Capital, L.P. Under the terms of the agreement, Cranshire exchanged 6,151 shares of Series C Convertible Preferred Stock for (i) 12,562,245 shares of common stock, (ii) 3,075.5 shares of newly created Series D Convertible Preferred Stock, and (iii) warrants to acquire
281,244 shares of common stock, exercisable for a period of five years, with each one-third at an exercise price of $0.50, $0.75, and $0.90 per share, respectively.

          (e) Stock Exchange Agreement dated February 28, 2003, by and between Anza Capital, Inc. and Barbara Dunster. Under the terms of the agreement, Dunster exchanged 347,643 shares of Series A Convertible Preferred Stock for 173,822 shares of newly created Series E Convertible Preferred Stock.

          (f) Stock Exchange Agreement dated February 28, 2003, by and between Anza Capital, Inc. and the Staron Family Trust. Under the terms of the agreement, Staron exchanged 86,911 shares of Series A Convertible Preferred Stock for 43,456 shares of newly created Series E Convertible Preferred Stock.

          (g) Debt Exchange Agreement dated February 28, 2003, by and between Anza Capital, Inc. and Vincent Rinehart. Under the terms of the agreement, Rinehart (i) cancelled options to acquire 2,500,000 shares of common stock and (ii) converted an aggregate of $433,489.06 in principal and interest under a promissory into (y) 6,000,000 shares of common stock, and (z) 18,800 shares of newly created Series F Convertible Preferred Stock.

MATERIAL  PROVISIONS  OF  SECURITIES  BEING  EXCHANGED

     The Series C Convertible Preferred Stock is convertible, at any time at the option of the holder, into shares of common stock at a price equal to the lesser of: (a) $6.91 per share; or (b) 85% of the average closing bid price of the common stock during the five trading days preceding the conversion. The conversion rights were suspended as part of the Stock Exchange Agreement dated February 28, 2003 until the earlier to occur of (i) the annual shareholders meeting, or (ii) June 30, 2003.

     The Series A Convertible Preferred Stock is convertible, at any time at the option of the holder, into shares of common stock at a price equal to 90% of the last trade price on the trading day prior to conversion. The conversion rights were suspended as part of the Stock Exchange Agreement dated February 28, 2003, until the earlier to occur of (i) the annual shareholders meeting, or (ii) June 30, 2003.

MATERIAL  PROVISIONS  OF  SECURITIES  BEING  ACQUIRED  IN  THE  EXCHANGE

     Each share of Series D Convertible Preferred Stock (after giving effect to the 1-for-20 reverse stock split) (i) has a liquidation preference equal to $126.81 per share, (ii) is entitled to receive a quarterly non-cumulative dividend equal to 7% per annum, which may be paid in cash or in common stock at the discretion of the Company based on the average of the closing bid price for the last ten trading days of the applicable quarter, (iii) may be converted, after February 28, 2004, into 126.81 shares of Company common stock at the option of the holder, and (iv) is entitled to 126.81 votes on all matters submitted to the shareholders for approval.

     Each share of Series E Convertible Preferred Stock (after giving effect to the 1-for-20 reverse stock split) (i) has a liquidation preference (after the Series D Convertible Preferred Stock) equal to $1.00 per share, (ii) is entitled to a monthly, non-cumulative dividend equal to 12% per annum, payable in cash, and (iii) may be converted, only upon the mutual written consent of the holder and the Company, into common stock at the average of the closing bid price for the last ten days prior to the conversion date. The Series E Convertible
Preferred  Stock  does  not  have  any  voting  rights.

     Each share of Series F Convertible Preferred Stock (after giving effect to the 1-for-20 reverse stock split) (i) has a liquidation preference (after the Series D and Series E Convertible Preferred Stock) equal to $16.675 per share,
(ii) is entitled to a quarterly, non-cumulative dividend of 1.75 shares of Company common stock, which may be paid in cash at the Company's discretion based on the average of the closing bid price for the last ten trading days of the applicable quarter, (iii) may be converted, after February 28, 2004, into 100 shares of Company common stock at the option of the holder, and (iv) is entitled to 100 votes on all matters submitted to the shareholders for approval.

     The Company is not in arrears with respect to any dividends on its Series A or Series C Convertible Preferred Stock which is being exchanged.

                                  PROPOSAL NINE
               RATIFICATION OF THE COMPANY'S STOCK REPURCHASE PLAN

     The Board of Directors has authorized the President of the Corporation to review plans for the repurchase of an undetermined number of shares of Anza Capital, Inc. common stock, and seeks ratification of such authorization. The shares may be repurchased from time to time in the open market or through negotiated transactions. The amount and timing of purchases under the program will depend upon a number of factors, including the price and availability of the Company's shares and general market conditions. The repurchased shares may be reserved for later reissue in connection with employee benefit plans and other general corporate purposes. The Board of Directors believes that the Company is undervalued based on its current stock price and thus represents a potentially favorable investment, and that by repurchasing its common stock in the open market, the Company can increase its earnings per share and help stabilize its stock price.

                                  PROPOSAL TEN
                      RATIFICATION OF ACQUISITION STRATEGY

     The Board of Directors has authorized and instructed the President of the Corporation to seek acquisition candidates, and seeks ratification of such instructions. The Company's revenues are primarily concentrated in one business, mortgage brokerage, and the Board of Directors believes that the Company should not only continue to expand revenues in that business, but should also consider diversifying by acquiring businesses with revenues in other related areas. The acquisition strategy is anticipated to focus initially on financial service providers, such as credit reporting, appraising, banking, and insurance. Candidates outside these industries will be considered on a case-by-case basis. There are currently no specific acquisition candidates under consideration or in negotiations with the Company.

                                OTHER INFORMATION

DIRECTORS  AND  EXECUTIVE  OFFICERS

     The following table sets forth the names and ages of the current directors and executive officers of the Company, the principal offices and positions with the Company held by each person and the date such person became a director or executive officer of the Company. The executive officers of the Company are elected annually by the Board of Directors. The directors serve one year terms until their successors are elected. The executive officers serve terms of one year or until their death, resignation or removal by the Board of Directors. Unless described below, there are no family relationships among any of the directors and officers.

Name                    Age    Position(s)
--------------------    ---    -------------------------------------------------
Vincent Rinehart . .    52     Director, President, Chief Executive Officer, and
                               Principal Accounting Officer

Scott A. Presta. . .    30     Director

     VINCENT RINEHART has been a director and the President and Chief Executive Officer of the Company since April 12, 2000, and its Chairman since January 1, 2001. He also serves in the following capacities: Chairman of the Board of AMRES (commencing in 1997); Chief Executive Officer of Firstline Mortgage, Inc., a HUD-approved originator of FHA, VA, and Title 1 loans (commencing in 1985); and Chairman of the Board of Firstline Relocation Services, Inc., a three -office enterprise that provides real estate sales, financing, destination, and departure services to Fortune 500 companies (commencing in 1995). Mr. Rinehart received his B.A. in Business Administration from California State University at Long Beach in 1972.

     SCOTT A. PRESTA has been a director of the Company since April 12, 2000. A former member of the National Association of Securities Dealers, Inc., he was the licensed General Securities Principal of Pacific Coast Financial Services, Inc., ("Pacific Coast"), a brokerage firm in Long Beach, California, from
October of 1993 through November of 1995. Following his tenure with the brokerage firm, Mr. Presta formed a series of companies that were involved in the real estate and oil and gas industries, one of which, Titus, was acquired by the Company. Mr. Presta attended California State University Long Beach from 1989 through spring of 1992, when he became employed by Pacific Coast.

EXECUTIVE  COMPENSATION

     The Summary Compensation Table shows certain compensation information for services rendered in all capacities for the fiscal years ended April 30, 2002 and 2001. Other than as set forth herein, no executive officer's salary and bonus exceeded $100,000 in any of the applicable years. The following information includes the dollar value of base salaries, bonus awards, the number of stock options granted and certain other compensation, if any, whether paid or deferred.

                                  ANNUAL COMPENSATION                        LONG TERM COMPENSATION
                            ------------------------------    --------------------------------------------------
                                                                        AWARDS                   PAYOUTS
                                                              -------------------------   ----------------------
                                                              RESTRICTED    SECURITIES
                                              OTHER ANNUAL      STOCK       UNDERLYING     LTIP       ALL OTHER
NAME AND                     SALARY   BONUS   COMPENSATION      AWARDS     OPTIONS SARS   PAYOUTS   COMPENSATION
PRINCIPAL POSITION    YEAR    ($)      ($)        ($)            ($)           (#)          ($)          ($)


Vincent Rinehart . .  2002   290,000   5,000     24,000          -0-        2,500,000       -0-          -0-
Pres., CEO, Chairman  2001   180,697     -0-     17,364          -0-              -0-       -0-          -0-

Scott A. Presta. . .  2002       -0-     -0-        -0-          -0-              -0-       -0-          -0-
Director . . . . . .  2001       -0-     -0-        -0-          -0-              -0-       -0-          -0-



                                 OPTION/SAR GRANTS IN LAST FISCAL YEAR
                                         (INDIVIDUAL GRANTS)
                                                     PERCENT OF TOTAL
                           NUMBER OF SECURITIES        OPTIONS/SARS
                                UNDERLYING                GRANTED          EXERCISE OR
                          OPTIONS/SARS GRANTED   TO EMPLOYEES IN FISCAL    BASE PRICE
NAME                              (#)                      YEAR              ($/SH)      EXPIRATION DATE

Vincent Rinehart . . . . .      2,500,000                  100%               N/A             N/A
Scott A. Presta. . . . . .            -0-                  N/A                N/A             N/A


                           AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR
                                      AND FY-END OPTION/SAR VALUES
                                                                                    VALUE OF UNEXERCISED
                                                      NUMBER OF UNEXERCISED             IN-THE-MONEY
                       SHARES ACQUIRED                SECURITIES UNDERLYING             OPTION/SARS
                             ON          VALUE       OPTIONS/SARS AT FY-END              AT FY-END
                          EXERCISE      REALIZED              (#)                           ($)
NAME                        (#)           ($)       EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE

Vincent Rinehart . . . . .  N/A           N/A                 N/A                           N/A
Scott A. Presta. . . . . .  N/A           N/A                 N/A                           N/A

COMPENSATION  OF  DIRECTORS

     In November 2002, Scott Presta received 850,000 shares of our common stock for past services as a director and for agreeing to stand for re-election as a director, and Kenneth Arevalo and L. Wade Svicarovich each received 500,000 shares of common stock for agreeing to stand for election as a director. There are currently no agreements with any of the directors, or director nominees for additional compensation, and the Company does not anticipate paying any additional compensation. Directors of the Company are entitled to reimbursement for their travel expenses. The Company does not pay additional amounts for committee participation or special assignments of the Board of Directors.

CERTAIN  RELATIONSHIPS  AND  RELATED  TRANSACTIONS

     Effective March 1, 1999, we acquired e-Net Mortgage Corporation, a Nevada corporation ("e-Net Mortgage"), and City Pacific International, U.S.A., Inc., a Nevada corporation ("City Pacific"). Pursuant to the Share Exchange Agreement and Plan of Reorganization dated March 1, 1999, regarding e-Net Mortgage, its shareholders received 2,000,000 shares of the Company's common stock in exchange for all of the issued and outstanding stock of e-Net Mortgage, which became the Company's wholly owned subsidiary. Regarding City Pacific, its shareholders received 500,000 shares of the Company's common stock in exchange for all of the issued and outstanding stock of City Pacific, which also became our wholly owned subsidiary. Effective as of March 1, 1999, Michael Roth, who had owned 100% of e-Net Mortgage, became the Chairman, CEO, President, a director, and the owner of 44% of common stock. Also effective as of that date, Al Marchi, who had owned 100% of City Pacific, became a director and the owner of 11% of the common stock. Following this transaction, the Company entered into a series of acquisitions as part of our strategy of horizontal market penetration and in an effort to increase revenues.

     On November 29, 1999, the Company issued 250,000 shares of common stock to Paul Stevens in exchange for Mr. Stevens' transfer to the Company of 500,000 shares of common stock of EMB Corporation ("EMB") that he owned (the "Stevens EMB Shares"). On December 21, 1999, and in connection with that exchange, the Company entered into agreements with Digital Integrated Systems, Inc. ("DIS"), and EMB to acquire their respective 50% interests in VPN.COM JV Partners, a Nevada joint venture ("VPN Partners") involved in vertically integrated communications systems. In consideration of the purchase of the interests, the Company issued a one-year promissory note to DIS in the amount of $145,000 (the "DIS Note") and tendered to EMB the Stevens EMB Shares. At the time of such transactions, Mr. Stevens was the sole owner of DIS and the President and Chief Executive Officer of VPN Partners. Upon closing of the acquisitions, the Company integrated VPN Partners with VPNCOM.Net, Inc. (previously known as City Pacific). At the time of the transaction, the Company's management believed that VPN Partners and Mr. Stevens would contribute materially to the Company's planned expansion.

     On January 12, 2000, as revised on April 12, 2000, we entered into an agreement (the "Amended and Restated Purchase Agreement") with EMB to acquire two of its wholly owned subsidiaries, namely American Residential Funding, Inc., a Nevada corporation ("AMRES"), and Bravo Real Estate, Inc., a California corporation ("Bravo Real Estate"). At the time of the acquisition, AMRES was the principle operating company of EMB, and EMB had previously acquired AMRES from AMRES Holding LLC ("AMRES Holding"), in exchange for EMB common stock. Mr. Rinehart, now one of the Company's officers and one of two directors, controls AMRES Holding and his shares of the Company's common stock are held in the name of AMRES Holding. The purpose of the acquisition was to acquire market share, revenues, and certain key management personnel. The Company also acquired all of EMB's rights to acquire Titus Real Estate LLC, a California limited liability company ("Titus Real Estate") from its record owners. Titus Real Estate is the management company for Titus Capital Corp., Inc., a California real estate investment trust (the "Titus REIT"), in which the Company has no ownership interest. Titus REIT currently holds one apartment building in Long Beach, California, which is in escrow to be sold.

     On February 11, 2000, the Company executed a purchase agreement (the "Titus Purchase Agreement") for the acquisition of Titus Real Estate and issued 100,000 shares of Class B Convertible Preferred Stock (the "B Preferred") to AMRES Holding/Rinehart, and 300,000 shares of the Company's common stock to Scott A. Presta, in their capacities as the owner-members of Titus Real Estate. Mr. Rinehart and Mr. Presta were not, at the time, otherwise affiliated with the Company in any way, but both became members of management in April 2000. Upon closing, Titus Real Estate became the Company's wholly owned subsidiary. The consideration given was valued at $1.6 million, all of which was allocated to Goodwill to be amortized over a period of 10 years. Management had hoped that the acquisition of Titus Real Estate would increase the overall revenue stream. The Company took a charge for impairment of goodwill in the amount of $1,155,057 in the fourth quarter 2000 with respect to the Company's investment in Titus Real Estate.

     On  February  14,  2000,  in  a  continuing  effort  to expand, the Company acquired all of the common stock of LoanNet Mortgage, Inc., a Kentucky corporation ("LoanNet"), a mortgage broker with offices in Kentucky and Indiana. Pursuant to the Stock Purchase Agreement dated February 14, 2000, we issued 250,000 shares of the Company's common stock, valued at $2.3 million, to the selling shareholders of LoanNet, which became a wholly-owned subsidiary. As of the closing of the transaction, LoanNet also had 400 shares outstanding of 8% non-cumulative, non-convertible preferred stock, the ownership of which has not changed. The preferred stock is redeemable for $100,000. As of February 28, 2001, all three LoanNet offices have been closed. The Company took a charge for impairment of goodwill in the amount of $1,985,012 in the fourth quarter 2000 with respect to the Company's investment in LoanNet.

     On March 1, 2000, the Company sold VPNCOM.Net, Inc., which had proven to be unprofitable and inconsistent with the Company changing business structure, to Al Marchi, its then-President. The sales consideration consisted of a 30-day promissory note in the principal amount of $250,000 (paid in full on April 15, 2000), the assumption of the DIS Note, and the return of 250,000 shares of common stock owned by Mr. Marchi.

     On  March  17,  2000,  the  Company  acquired  all  of   the  common  stock
of ExpiDoc.com, Inc., a California corporation ("ExpiDoc"). ExpiDoc is an Internet-based, nationwide notary service, with over 6,500 affiliated notaries, that provides document-signing services for various mortgage companies. Pursuant to the Stock Purchase Agreement dated February 14, 2000, the Company issued 24,000 shares of common stock, valued at $196,510, to the selling shareholders of ExpiDoc, which became a wholly owned subsidiary. As of the closing of the acquisition, the Company entered into management and consulting agreements with ExpiDoc's owners and management, including Mr. Rinehart and Mr. Presta. Mr. Rinehart and Mr. Presta were not, at the time, otherwise affiliated with the Company in any way, but both became members of management in April 2000.

     On April 12, 2000, the Company closed the acquisition of AMRES and Bravo Real Estate. Pursuant to the Amended and Restated Purchase Agreement, the Company issued 7.5 million shares of common stock to EMB, representing nearly 40% of the then issued and outstanding common stock, paid $1,595,000 cash, and issued a promissory note in the initial amount of $2,405,000, and AMRES and Bravo Real Estate became a wholly owned subsidiaries. As of April 30, 2001, the remaining principal balance of the promissory note was $1,055,000, and the note was cancelled in its entirety effective June 27, 2001, (see discussion of Global Settlement below). AMRES was the acquirer for financial reporting purposes.
Since Bravo Real Estate had no operations or net assets, our management determined that a nominal value of $1,000 be attributed to its name. The fair value attributable to the 7.5 million shares of common stock on April 12, 2000 was $3,838,000 based on the fair value of assets acquired. Because the purchase was accounted for as a reverse acquisition, the $4.0 million in cash and notes issued to EMB were treated as a deemed distribution with a charge to the Company's accumulated deficit. On April 12, 2000, James E. Shipley, the former CEO of EMB, was elected Chairman of the Board of Directors and Vincent Rinehart was elected President, Chief Executive Officer, and a director. Bravo Real Estate never commenced operations, had no assets, and is no longer an operating subsidiary.

     Mr. Shipley was the CEO, President, and a less than 5% owner of EMB at the time of the acquisition of AMRES and Bravo from EMB. Mr. Shipley resigned as Chairman of EMB and became Chairman in April 2000 (replacing Mr. Roth as Chairman), and resigned as one of the officers on December 31, 2000, when Mr. Rinehart became Chairman.

     Mr. Rinehart was never an officer or director of EMB, but was the owner of 2,000,000 shares of EMB common stock, making him an approximate 10% owner of EMB at the time of the sales in April 2000, and continues as one of the officers and directors, as well as an officer of all of the Company's wholly-owned subsidiaries.

     On April 12, 2000, in accordance with the provisions of the Certificate of Designations, Preferences and Rights of Class B Convertible Preferred Stock, AMRES Holding/Rinehart demanded that its B Preferred be repurchased by the Company for an aggregate of $1.0 million. On April 20, 2000, the Company agreed with AMRES Holding/Rinehart and Mr. Presta to amend the Titus Purchase Agreement to provide for the return of 100,000 shares of Class B Preferred Stock issued to AMRES Holding and Mr. Presta upon the issuance of 1,000,000 shares of common stock to them.

     On May 24, 2000, Michael Roth and Jean Oliver, the sole remaining officers and directors of prior management, resigned their remaining positions with the Company. On that date, Mr. Presta, an executive officer and director of Titus Real Estate, was elected as Secretary and director.

     On April 13, 2000, Mr. Shipley loaned the Company $300,000 due April 12, 2001, together with interest at 10% per annum. This loan was satisfied by the issuance of 150,000 shares of the Company's common stock to Mr. Shipley on or about April 25, 2001. Based on a press release by EMB, effective July 25, 2001, James E. Shipley again became the Chief Executive Officer of EMB.

     On July 1, 2001, the Company entered into an Employment Agreement with Vincent Rinehart. Under the terms of the agreement, the Company is to pay to Mr. Rinehart a salary equal to $275,000 per year, subject to an annual increase of 10% commencing January 1, 2002, plus an automobile allowance of $1,200 per month and other benefits, including life insurance. The agreement is for a term of 5 years and provides for a severance payment in the amount of $500,000 and immediate vesting of all stock options in the event his employment is terminated for any reason, including cause. Mr. Rinehart was granted options to acquire 2,500,000 shares of common stock at the closing price on the date of the agreement, which shall vest over a three-year period. The number of shares to be acquired upon exercise of the options shall not be adjusted for a stock split, and is limited to both a maximum value of $1,900,000, and 20% of the outstanding common stock of the Company. Mr. Rinehart's Employment Agreement was ratified by the shareholders of the Company at the 2001 Annual Shareholders Meeting.

     On February 28, 2003, the Company entered into a Debt Exchange Agreement with Vincent Rinehart, Chairman, CEO, Secretary, and Chief Financial Officer. Under the terms of the agreement, Rinehart (i) cancelled options to acquire 2,500,000 shares of common stock previously acquired as part of his Employment Agreement, and (ii) converted an aggregate of $433,489.06 in principal and interest under a promissory into (y) 6,000,000 shares of common stock and (z) 18,800 shares of newly created Series F Convertible Preferred Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (BEFORE EFFECTIVENESS OF PROPOSALS)

     The following table sets forth, as of March 5, 2003, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.

                                             COMMON STOCK
                                  -----------------------------------

                                     NAME AND ADDRESS OF                     AMOUNT AND NATURE OF  PERCENT
TITLE OF CLASS                       BENEFICIAL OWNER (1)                    BENEFICIAL OWNERSHIP  OF CLASS (2)
-----------------------------------  --------------------------------------  --------------------  ------------

Common
Stock . . . . . . . . . . . . . . .  Vincent Rinehart                                  10,145,500         10.5%

Common
Stock . . . . . . . . . . . . . . .  Scott A. Presta                                      865,500  less than 1%

                                     Keyway Investments, Ltd. (3)(4)
                                     19 Mount Havlock
Common                               Douglas, Isle of Man
Stock . . . . . . . . . . . . . . .  United Kingdom  1m1 2QG                           18,210,694         18.9%

                                     Cranshire Capital, L.P. (3)
                                     c/o Downsview Capital, Inc.
Common                               666 Dundee Road, Suite 1901
Stock . . . . . . . . . . . . . . .  Northbrook, Illinois  60062                       12,761,281         13.2%

                                     21st Century Beneficial Trust (5)
Common                               1061 East Flamingo, Suite 1
Stock . . . . . . . . . . . . . . .  Las Vegas, NV  89119                               7,500,000          7.8%

                                       26

                                     The dotCom Fund, LLC (3)
Common                               666 Dundee Road, Suite 1901
Stock . . . . . . . . . . . . . . .  Northbrook, Illinois  60062                        6,611,334          6.8%

Common                               All officers and directors as a group
Stock . . . . . . . . . . . . . . .  (2 persons)                                       11,011,000         11.4%

(1) Unless otherwise noted, the address of each beneficial owner is c/o Anza Capital, Inc., 3200 Bristol Street, Suite 700, Costa Mesa, California 92626.

(2)  Based  on  96,597,900  shares  outstanding  as  of  March  5,  2003.

(3) Does not include shares which may be issued upon the conversion of holder's Series C Convertible Preferred Stock because the conversion rights were suspended as part of the Stock Exchange Agreement dated February 28, 2003 until the earlier to occur of (i) the annual shareholders meeting, or (ii) June 30, 2003. The Series C Convertible Preferred Stock is convertible, at any time at the option of the holder, into shares of common stock at a price equal to the lesser of: (a) $6.91 per share; or (b) 85% of the average closing bid price of the common stock during the five trading days preceding the conversion.

(4) Keyway Investments Ltd. has advised us that they beneficially own all of our securities owned of record by EURAM Cap Strat "A" Fund Limited.

(5) Represents shares originally issued to EMB Corporation, who, to the best knowledge of the Company, assigned them to 21st Century Beneficial Trust.


                                            PREFERRED STOCK
                                 ----------------------------------------
                                          NAME AND ADDRESS OF             AMOUNT AND NATURE OF  PERCENT
TITLE OF CLASS                            BENEFICIAL OWNER                BENEFICIAL OWNERSHIP  OF CLASS
----------------------------------------  ------------------------------  --------------------  ---------

                                          Keyway Investments, Ltd. (5)
                                          19 Mount Havlock
SERIES C                                  Douglas, Isle of Man
PREFERRED (1). . . . . . . . . . . . . .  United Kingdom 1M1 2QG                    4,028.5     49.1% (2)

                                          Cranshire Capital, L.P.
                                          c/o Downsview Capital, Inc.
SERIES C                                  666 Dundee Road, Suite 1901
PREFERRED (1). . . . . . . . . . . . . .  Northbrook, Illinois 60062                3,075.5     37.5% (2)

                                       27

                                          The dotCom Fund, LLC
SERIES C                                  666 Dundee Road, Suite 1901
PREFERRED (1). . . . . . . . . . . . . .  Northbrook, Illinois 60062                1,097.5     13.4% (2)

                                          Barbara Dunster
                                          5319 Appian Way
SERIES A PREFERRED (3) . . . . . . . . .  Long Beach, California  90242             347,643       80% (4)

                                          Staron Family Trust
                                          12139 Julius Avenue
SERIES A PREFERRED (3) . . . . . . . . .  Downey, California  90242                  86,911       20% (4)

                                          All officers and directors as a group
                                         (2 persons)                                    -0-           -0-

(1) The Series C Convertible Preferred Stock is convertible, at any time at the option of the holder, into shares of common stock at a price equal to the lesser of: (a) $6.91 per share; or (b) 85% of the average closing bid price of the common stock during the five trading days preceding the conversion. The conversion rights were suspended as part of the Stock Exchange Agreement dated February 28, 2003 until the earlier to occur of (i) the annual shareholders meeting, or (ii) June 30, 2003.

(2) Based on 8,201.5 shares of Series D Convertible Preferred Stock outstanding as of March 5, 2003.

(3) The Series A Convertible Preferred Stock is convertible, at any time at the option of the holder, into shares of common stock at a price equal to 90% of the last trade price on the trading day prior to conversion. The conversion rights were suspended as part of the Stock Exchange Agreement dated February 28, 2003, until the earlier to occur of (i) the Annual Shareholders Meeting, or (ii) June 30, 2003.

(4) Based on 434,554 shares of Series E Convertible Preferred Stock outstanding as of March 5, 2003.

(5) Keyway Investments Ltd. has advised us that they beneficially own all of our securities owned of record by EURAM Cap Strat "A" Fund Limited.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT (AFTER EFFECTIVENESS OF PROPOSALS)

     The following table sets forth, as of a date after giving effect to each of the proposals set forth herein, certain information with respect to the Company's equity securities owned of record or beneficially by (i) each officer and director of the Company; (ii) each person who owns beneficially more than 5% of each class of the Company's outstanding equity securities; and (iii) all directors and executive officers as a group.


                                              COMMON STOCK
                                    (AFTER EFFECTIVENESS OF PROPOSALS)
                                    ----------------------------------

                                     NAME AND ADDRESS OF                     AMOUNT AND NATURE OF  PERCENT
TITLE OF CLASS                       BENEFICIAL OWNER (1)                    BENEFICIAL OWNERSHIP  OF CLASS (2)
-----------------------------------  --------------------------------------  --------------------  ------------

Common
Stock . . . . . . . . . . . . . . .  Vincent Rinehart (3)                                 507,275         10.5%

Common
Stock . . . . . . . . . . . . . . .  Scott A. Presta                                        6,025  less than 1%

                                     Keyway Investments, Ltd. (6)(8)
                                     19 Mount Havlock
Common                               Douglas, Isle of Man
Stock . . . . . . . . . . . . . . .  United Kingdom 1M1 2QG                               910,536         18.9%

                                     Cranshire Capital, L.P. (4)
                                     c/o Downsview Capital, Inc.
Common                               666 Dundee Road, Suite 1901
Stock . . . . . . . . . . . . . . .  Northbrook, Illinois  60062                          638,065         13.2%

                                     21st Century Beneficial Trust (5)
Common                               1061 East Flamingo, Suite 1
Stock . . . . . . . . . . . . . . .  Las Vegas, NV  89119                                 375,000          7.8%

                                     The dotCom Fund, LLC (7)
Common                               666 Dundee Road, Suite 1901
Stock . . . . . . . . . . . . . . .  Northbrook, Illinois  60062                          330,567          6.8%

Common                               All officers and directors as a group
Stock . . . . . . . . . . . . . . .  (2 persons) (3)                                      550,550         11.4%

(1) Unless otherwise noted, the address of each beneficial owner is c/o Anza Capital, Inc., 3200 Bristol Street, Suite 700, Costa Mesa, California 92626.

(2)  Based  on  4,829,895  shares  outstanding.

(3) Does not include 1,880,000 shares of common stock which may be acquired by Rinehart beginning on February 28, 2004 upon the conversion of 18,800 shares of Series F Convertible Preferred Stock. The shares of Series F Convertible Preferred Stock shall be voted equally with the common stock on all matters submitted to the shareholders, with the holder thereof having that number of votes equal to the number of shares of common stock which may be acquired upon conversion.

(4) Does not include 390,004 shares of common stock which may be acquired by Cranshire beginning on February 28, 2004 upon the conversion of 3,075.5 shares of Series D Convertible Preferred Stock. The shares of Series D Convertible Preferred Stock shall be voted equally with the common stock on all matters submitted to the shareholders, with the holder thereof having that number of votes equal to the number of shares of common stock which may be acquired upon conversion.

(5) Represents shares originally issued to EMB Corporation, who, to the best knowledge of the Company, assigned them to 21st Century Beneficial Trust.

(6) Does not include 510,854 shares of common stock which may be acquired by Keyway beginning on February 28, 2004 upon the conversion of 4,028.5 shares of Series D Convertible Preferred Stock. The shares of Series D Convertible Preferred Stock shall be voted equally with the common stock on all matters submitted to the shareholders, with the holder thereof having that number of votes equal to the number of shares of common stock which may be acquired upon conversion.

(7) Does not include 139,174 shares of common stock which may be acquired by dotCom beginning on February 28, 2004 upon the conversion of 1,097.5 shares of Series D Convertible Preferred Stock. The shares of Series D Convertible Preferred Stock shall be voted equally with the common stock on all matters submitted to the shareholders, with the holder thereof having that number of votes equal to the number of shares of common stock which may be acquired upon conversion.

(8) Keyway Investments Ltd. has advised us that they beneficially own all of our securities owned of record by EURAM Cap Strat "A" Fund Limited.


                                           PREFERRED STOCK
                                 (AFTER EFFECTIVENESS OF PROPOSALS)
                              ----------------------------------------
                                          NAME AND ADDRESS                AMOUNT AND NATURE         PERCENT
TITLE OF CLASS                            OF BENEFICIAL OWNER             OF BENEFICIAL OWNERSHIP   OF CLASS
----------------------------------------  ------------------------------  ------------------------  ---------

                                          Keyway Investments, Ltd. (8)
                                          19 Mount Havlock
SERIES D                                  Douglas, Isle of Man
PREFERRED (1). . . . . . . . . . . . . .  United Kingdom 1M1 2QG                          4,028.5   49.1% (2)

                                          Cranshire Capital, L.P.
                                          c/o Downsview Capital, Inc.
SERIES D                                  666 Dundee Road, Suite 1901
PREFERRED (1). . . . . . . . . . . . . .  Northbrook, Illinois 60062                      3,075.5   37.5% (2)

                                          The dotCom Fund, LLC
SERIES D                                  666 Dundee Road, Suite 1901
PREFERRED (1). . . . . . . . . . . . . .  Northbrook, Illinois 60062                      1,097.5   13.4% (2)

                                          Barbara Dunster
                                          5319 Appian Way
SERIES E PREFERRED (3) . . . . . . . . .  Long Beach, California  90242                   173,822     80% (4)

                                          Staron Family Trust
                                          12139 Julius Avenue
SERIES E PREFERRED (3) . . . . . . . . .  Downey, California  90242                        43,456     20% (4)

                                       30

                                          Vincent Rinehart
                                          c/o Anza Capital, Inc.
                                          3200 Bristol Street, Suite 700
SERIES F PREFERRED (5) . . . . . . . . .  Costa Mesa, California  92626                    18,800    100% (6)

                                          All officers and directors as a group
                                          (2 persons)                                  18,800 (7)    100% (7)

(1) Each share of Series D Convertible Preferred Stock (after giving effect to the 1-for-20 reverse stock split) (i) has a liquidation preference equal to $126.81 per share, (ii) is entitled to receive a quarterly non-cumulative dividend equal to 7% per annum, which may be paid in cash or in common stock at the discretion of the Company based on the average of the closing bid price for the last ten trading days of the applicable quarter, (iii) may be converted, after February 28, 2004, into 126.81 shares of Company common stock at the option of the holder, and (iv) is entitled to 126.81 votes on all matters submitted to the shareholders for approval.

(2) Based on 8,201.5 shares of Series D Convertible Preferred Stock outstanding.

(3) Each share of Series E Convertible Preferred Stock (after giving effect to the 1-for-20 reverse stock split) (i) has a liquidation preference (after the Series D Convertible Preferred Stock) equal to $1.00 per share, (ii) is entitled to a monthly, non-cumulative dividend equal to 12% per annum, payable in cash, and (iii) may be converted, only upon the mutual written consent of the holder and the Company, into common stock at the average of the closing bid price for the last ten days prior to the conversion date. The Series E Convertible Preferred Stock does not have any voting rights.

(4) Based on 217,278 shares of Series E Convertible Preferred Stock outstanding.

(5) Each share of Series F Convertible Preferred Stock (after giving effect to the 1-for-20 reverse stock split) (i) has a liquidation preference (after the Series D and Series E Convertible Preferred Stock) equal to $16.675 per share, (ii) is entitled to a quarterly, non-cumulative dividend of 1.75 shares of Company common stock, which may be paid in cash at the Company's discretion based on the average of the closing bid price for the last ten trading days of the applicable quarter, (iii) may be converted, after February 28, 2004, into 100 shares of Company common stock at the option of the holder, and (iv) is entitled to 100 votes on all matters submitted to the shareholders for approval.

(6)  Based on 18,800 shares of Series F Convertible Preferred Stock outstanding.

(7)  Represents  Series  F  Convertible  Preferred  Stock  only.

(8) Keyway Investments Ltd. has advised us that they beneficially own all of our securities owned of record by EURAM Cap Strat "A" Fund Limited.

Compliance  with  Section  16(a)  of  the  Securities  Exchange  Act  of  1934.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, none of the required parties are delinquent in their 16(a) filings.

                              SHAREHOLDER PROPOSALS

     Any shareholder desiring to submit a proposal for action at the 2003 Annual Meeting of Shareholders and presentation in the Company's Information or Proxy Statement with respect to such meeting, should arrange for such proposal to be delivered to the Company's offices, located at 3200 Bristol Street, Suite 700, Costa Mesa, California 92626, addressed to the corporate Secretary, no later than July 15, 2003 in order to be considered for inclusion in the Company's Information or Proxy Statement relating to the meeting. Matters pertaining to such proposals, including the number and length thereof, eligibility of persons entitled to have such proposals included and other aspects are regulated by the Securities Exchange Act of 1934, Rules and Regulations of the Securities and Exchange Commission and other laws and regulations to which interested persons should refer. The Company anticipates that its next annual meeting will be held in December 2003.

     On May 21, 1998, the Securities and Exchange Commission adopted an amendment to Rule 14a-4, as promulgated under the Securities and Exchange Act of 1934, as amended. The amendment to Rule 14a-4(c)(1) governs the Company's use of its discretionary proxy voting authority with respect to a shareholder proposal which is not addressed in the Company's proxy statement. The new amendment provides that if a proponent of a proposal fails to notify the Company at least 45 days prior to the month and day of mailing of the prior year's proxy statement, then the Company will be allowed to use its discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

                                  OTHER MATTERS

     The Company has enclosed a copy of the Annual Report on Form 10-KSB to Shareholders for the year ended April 30, 2002 with this Information Statement.

                                          By order of  the  Board  of  Directors


                                          /s/ Vincent Rinehart
                                          --------------------------------------
                                          Vincent  Rinehart,  President

Costa  Mesa,  California
March  18,  2003